SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Fidelity Rutland Square Trust II
(Name of Registrant as Specified In Its Charter)

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IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF INFORMATION STATEMENT.

The Information Statement is available at www.proxyvote.com/proxy.

STRATEGIC ADVISERS® EMERGING MARKETS FUND

A SERIES OF
FIDELITY RUTLAND SQUARE TRUST II
82 DEVONSHIRE STREET
BOSTON, MASSACHUSETTS 02109
1-800-544-3455

INFORMATION STATEMENT

This Information Statement is being furnished by the Board of Trustees (the Board or Trustees) of Fidelity Rutland Square Trust II (the Trust) to the shareholders of Strategic® Advisers Emerging Markets Fund (the Fund), a series of the Trust. This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission (SEC) which permits the Trust's investment adviser, Strategic Advisers, Inc. (Strategic Advisers), to hire new, unaffiliated sub-advisers with the approval of the Trustees but without obtaining shareholder approval. The information contained in this Information Statement relates to the Trustees' approval on September 6, 2012 of a new sub-adviser under a sub-advisory agreement (the Agreement) among Strategic Advisers, Acadian Asset Management LLC (Acadian), and the Trust, on behalf of the Fund.

The purpose of this Information Statement is to provide an overview of the Trustees' decision to appoint an additional sub-adviser to the Fund and to discuss the terms of the Agreement.

This Information Statement is being mailed on or about November 5, 2012 to shareholders of record as of October 15, 2012. This Information Statement is intended to inform you that a new sub-adviser has been appointed to your Fund. No action is required of you. We are not asking you for a proxy and you are requested not to send us a proxy.

INTRODUCTION

Strategic Advisers is the Fund's investment adviser. Pursuant to the terms of an exemptive order granted to Strategic Advisers on November 28, 2006 (SEC Order), Strategic Advisers employs a so-called "manager of managers" arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940 (the 1940 Act) generally requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to a fund. The SEC Order exempts Strategic Advisers and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows the Trustees, subject to certain conditions, to appoint new unaffiliated sub-advisers and approve their respective sub-advisory agreements on behalf of the Fund without a shareholder vote.

Consistent with the SEC Order, the Trustees, including a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such party (the Independent Trustees), appointed Acadian as an additional sub-adviser to the Fund and approved the Agreement with Acadian on September 6, 2012. As discussed later in this Information Statement, the Board carefully considered the matter and concluded that the appointment of Acadian under the terms of the Agreement was in the best interests of the Fund and its shareholders.

As a condition to relying on the SEC Order, Strategic Advisers and the Trust are required to furnish shareholders of the Fund with notification of the appointment of a new unaffiliated sub-adviser within ninety days from the date that the sub-adviser is hired. This Information Statement serves to provide such notice and give details of the new arrangement.

MANAGEMENT CONTRACT OF THE FUND

Strategic Advisers, located at 82 Devonshire Street, Boston, Massachusetts 02109, is the Fund's investment adviser. Strategic Advisers directs the investments of the Fund in accordance with its investment objective, polices and limitations pursuant to a management contract dated September 8, 2010, which was approved on that date by the sole initial shareholder of the Fund and by the Board, including a majority of the Independent Trustees.

Strategic Advisers or its affiliates, subject to the supervision of the Board, provides the management and administrative services necessary for the operation of the Fund. These services include, among others, supervising relations with, and monitoring the performance of, any sub-advisers; preparing all general shareholder communications, including shareholder reports; maintaining the Fund's records; maintaining the registration and qualification of the Fund's shares under federal and state law; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. In addition, Strategic Advisers or its affiliates also compensate all officers of the Fund and all personnel of the Fund or Strategic Advisers performing services relating to research, statistical and investment activities.

It is understood that the Fund will pay all its expenses other than those expressly stated to be payable by Strategic Advisers hereunder, which expenses payable by the Fund shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or Strategic Advisers; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Fund's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Fund; (viii) all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor; (ix) its proportionate share of insurance premiums; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund's Trustees and officers with respect thereto.

The Fund pays a monthly management fee to Strategic Advisers (the Management Fee). The Management Fee is calculated by adding Strategic Advisers' annual Management Fee rate of 0.25% of the average daily net assets of the Fund throughout the month and the total fees, payable monthly, to the Fund's sub-advisers based upon each sub-adviser's respective allocated portion of the Fund's assets. Because the Fund's Management Fee may fluctuate, the Fund's effective Management Fee may be higher or lower in the future based on factors such as the portion of fund assets managed by sub-advisers and the sub-advisory fee rates of the sub-advisers that may manage the Fund in the future. Strategic Advisers has contractually agreed that the fund's maximum aggregate annual management fee will not exceed 1.20% of the fund's average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets. This arrangement will remain in effect through September 30, 2015. Strategic Advisers may not discontinue or modify this arrangement without the approval of the Board of Trustees. The addition of Acadian as a sub-adviser will not result in a change to the maximum aggregate annual management fee payable by shareholders.

In addition to Acadian, Pyramis Global Advisors, LLC (Pyramis) serves as a sub-adviser to the Fund. Pyramis is an affiliate of Strategic Advisers and has not been allocated assets of the Fund as of the date of this Information Statement.

The following table shows management fees paid to Strategic Advisers during the fiscal year ended February 29, 2012 for the Fund.

Management Fees Paid to Strategic AdvisersA	Management Fees Paid to Strategic Advisers as a % of Average Net Assets of the FundA
$ 0	0.00%

A After waivers reducing management fees of $4,345,364.

As of the date of this Information Statement, the Fund has not paid any fees to Pyramis.

SUMMARY OF AGREEMENT WITH ACADIAN

On September 6, 2012, pursuant to the SEC Order, the Board of Trustees approved the Agreement with Acadian on behalf of the Fund. Strategic Advisers, on behalf of the Fund, has entered into the Agreement with Acadian dated September 6, 2012. Pursuant to the Agreement, Acadian has day-to-day responsibility for choosing investments for the portion of assets of the Fund allocated to it by Strategic Advisers and for voting proxies for the Fund with respect to those investments.

Pursuant to the Agreement, Acadian provides a program of continuous investment management for the portion of the Fund's assets allocated to it in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information filed with the SEC on Form N-1A, as amended and supplemented from time to time (the Registration Statement), and such other limitations as the Trust, the Fund, the Board, or Strategic Advisers may impose with respect to the Fund. Acadian will vote the Fund's proxies in accordance with Acadian's proxy voting policies as approved by the Board. Strategic Advisers has granted Acadian authority to invest and reinvest the assets of the Fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use. For providing investment management services to the Fund, Strategic Advisers pays Acadian a monthly asset-based fee out of its Management Fee.

The Agreement with Acadian may be terminated on sixty days' written notice to Acadian: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the Fund or (ii) by Strategic Advisers. The Agreement with Acadian is terminable, without penalty, by Acadian upon ninety days' written notice to Strategic Advisers and the Trust. In addition, the Agreement with Acadian will terminate in the event of the termination of the Advisory Agreement with respect to the Fund. The Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

Strategic Advisers pays all of Acadian's sub-advisory fees under the Agreement. The maximum aggregate annual management fee payable by shareholders of the Fund will not be affected by the Agreement.

PRO FORMA FEES AND EXPENSES

The pro forma fees and expenses in the tables below illustrate a decrease in the Fund's "Acquired fund fees and expenses," which reflect the fees and expenses of underlying mutual funds held by the Fund, and an increase in the Fund's expenses associated with holding securities directly, such as custody and transfer agency fees. The expenses are estimated using the Fund's asset levels as of the last fiscal year end, February 29, 2012. Actual expenses may vary.

Annual fund operating expenses

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the Fund.

	Fees and Expenses as of February 29, 2012	Pro Forma Fees and Expenses
Management fee (fluctuates based on the fund's allocation among underlying funds and sub-advisers)B	0.25%	0.31%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.03%	0.13%C
Acquired fund fees and expenses (fees and expenses of underlying funds)	1.16%	0.98%
Total annual fund operating expensesA	1.44%	1.42%
Fee waiver and/or expense reimbursementB	0.25%	0.25%
Total annual fund operating expenses after fee waiver and/or expense reimbursementA	1.19%	1.17%

A Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.

B Strategic Advisers has contractually agreed that the Fund's maximum aggregate annual management fee will not exceed 1.20% of the Fund's average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of the Fund's management fee in an amount equal to 0.25% of the Fund's average daily net assets. This arrangement will remain in effect through September 30, 2015. Strategic Advisers may not discontinue or modify this arrangement without the approval of the Board.

C Other expenses have been restated to reflect current fees.

This example helps compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the Fund is 5% and that your shareholder fees and the annual operating expenses for shares of the Fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

	Former Expenses	Pro Forma Expenses
1 year	$ 121	$ 119
3 years	$ 378	$ 372

There are no changes to the Fund's maximum aggregate annual management fee rate approved by the Board as a result of allocating assets of the Fund to Acadian. The Fund's effective management fee rate, which fluctuates based on the Fund's allocation among underlying funds and sub-advisers is reflected in the fee table above and includes the management fee paid by Strategic Advisers to Acadian.

INFORMATION ABOUT ACADIAN

Acadian is a subsidiary of Old Mutual Asset Managers (US) LLC (OMAM), which is an indirectly wholly-owned subsidiary of Old Mutual plc, a London-based financial services firm. OMAM owns 100% of the Class A (voting) interest of Acadian.

Investment Process

Portfolio management and investment research at Acadian is a cooperative effort that combines the day-to-day oversight of portfolios with longer-term research and analysis. Acadian uses a disciplined, quantitative decision-making process, which is driven by multi-factor models, to evaluate the stocks in its database and produce all portfolios. As a result, Acadian's investment process is essentially model-driven. Portfolio managers, as well as the research specialists, continually work to refine and enhance the multi-factor valuation models by using objective analysis of factor efficacy.

Portfolio Manager(s)

John Chisholm - CFA, serves as a portfolio manager for Acadian's emerging markets strategy. Mr. Chisholm joined Acadian in July 1987 and presently serves as Executive Vice President and Chief Investment Officer and oversees Acadian's investment process and investment team.

Directors and Executive Officers

The following are directors and/or executive officers of Acadian. The address of each is 260 Franklin Street, Boston, MA 02110.

DIRECTORS AND EXECUTIVE OFFICERS
Name	Position
Laurent De Greef	Member of Board of Managers
John Chisholm	Executive Vice President, Chief Investment Officer, Member of Board of Managers
Churchill Franklin	Executive Vice President, Chief Operating Officer, Member of Board of Managers
Ronald Frashure	Chief Executive Officer, President, Chairman, Member of Board of Managers
Mark Minichiello	Senior Vice President, Chief Financial Officer, Treasurer, Secretary, Member of Board of Managers
Brendan Bradley	Senior Vice President, Director, Managed Volatility Strategies, Member of Board of Managers
Ross Dowd	Senior Vice President, Head of Client Service, Member of Board of Managers
Hunter Smith	Senior Vice President, Chief Technology Officer, Member of Board of Managers
Linda Gibson (OMAM)	Member of Board of Managers
Matthew Berger (OMAM)	Member of Board of Managers
Christopher Hadley (OMAM)	Member of Board of Managers
Aidan Riordan (OMAM)	Member of Board of Managers
Stephen Belgrad (OMAM)	Member of Board of Managers
CONTROL PERSONS
Name	Relationship
OMAM	Owns 100% of Class A (voting) interest of Acadian
OMAM	Owns 71% of Class B (financial participation in the profitability of the firm) interest of Acadian
Acadian Key Employee Limited Partnership	Owns 29% of Class B (financial participation in the profitability of the firm) interest of Acadian

No officer or Trustee of the Fund is an officer, employee, director, or shareholder of Acadian.

Other Funds

Acadian currently serves as investment adviser for the following funds that have an investment objective similar to that of Strategic Advisers Emerging Markets Fund:

Advised/ Subadvised Registered Investment Companies	Net Assets as of September 30, 2012	Rate of compensation	Fee Waiver/Reduction
Acadian Emerging Markets Portfolio (AEMGX)	$ 830.9 million	1%	No

MATTERS CONSIDERED BY THE BOARD
IN APPROVING THE AGREEMENT WITH ACADIAN

On September 6, 2012, the Board, including the Independent Trustees, voted at an in-person meeting to approve the Agreement with Acadian for the Fund.

The Board, assisted by the advice of Fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Agreement.

In considering whether to approve the Agreement, the Board reached a determination, with the assistance of Fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Agreement is in the best interests of the Fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the Fund may invest. The Board's decision to approve the Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within Acadian, including the backgrounds of its investment personnel, and also took into consideration the Fund's investment objective, strategies and related investment philosophy. The Board also considered the structure of Acadian's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Acadian's investment staff, its use of technology, and Acadian's approach to recruiting, managing and compensating investment personnel. The Board noted that Acadian's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered Acadian's trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by Acadian under the Agreement and (ii) the resources to be devoted to the Fund's compliance policies and procedures.

Investment Performance. The Board also considered the historical investment performance of Acadian and the portfolio manager in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the Fund under the Agreement should benefit the Fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Agreement, the Board considered the amount and nature of fees to be paid by the Fund to the Fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to Acadian and the Fund's projected total operating expenses. The Board also considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the Fund's management fee through September 30, 2015. The Board also noted that the Fund's maximum aggregate annual management fee rate may not exceed 1.20%. The Board noted that the Agreement will not result in a change to the maximum aggregate annual management fee payable by the Fund. The Board also noted that the Fund's total management fee rate is expected to continue to rank below the median of funds with similar Lipper investment objective categories and management fee characteristics based upon the expected asset allocation to Acadian and the effective sub-advisory fee rate under the Agreement. In addition, the Board considered that the Fund's total expenses are expected to continue to rank below the median of its Lipper peer group because expenses associated with converting the Fund to a sub-advised portfolio structure are offset with decreased acquired fund fees and expenses as a result of a decrease in asset allocation to underlying funds.

Based on its review, the Board concluded that the Fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the Fund and its shareholders will receive and the other factors considered.

Because the Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the Fund, the Board did not consider the Fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the Fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the Fund's advisory agreement with Strategic Advisers. With respect to Acadian, the Board considered management's representation that it does not anticipate that the hiring of Acadian will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the Fund during its annual renewal of the Fund's advisory agreement with Strategic Advisers. The Board noted that the Agreement provides for breakpoints as the Fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Agreement should be approved because the Agreement is in the best interests of the Fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the Fund may invest. In addition, the Board concluded that the approval of the Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

MANAGEMENT INFORMATION ABOUT STRATEGIC ADVISERS

The principal business address of Strategic Advisers, the Fund's investment adviser, is 82 Devonshire Street, Boston, Massachusetts, 02109.

The principal business address of Fidelity Distributors Corporation, the Fund's principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island 02917.

BROKERAGE INFORMATION

Strategic Advisers and Pyramis may place trades with certain brokers, including National Financial Services LLC (NFS), with whom each is under common control. An unaffiliated sub-adviser may also place trades with NFS and brokers with whom a sub-adviser to the Fund is under common control. The Fund paid no commissions to any broker or dealer affiliated with the Fund through August 31, 2012.

OTHER INFORMATION

Outstanding Shares and Ownership of Shares. There were 184,176,685 shares of the Fund issued and outstanding as of July 31, 2012.

As of July 31, 2012, the Trustees and Officers of the Trust owned, in the aggregate, less than 1% of the Fund's outstanding shares.

To the knowledge of the Trust, no shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund on that date.

Shareholder Proposals. The Trust does not hold regularly scheduled meetings of shareholders of the Fund. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written proposals to the Secretary of the Fund, attention "Fund Shareholder Meetings," 82 Devonshire Street, Mailzone V10A, Boston, Massachusetts 02109.

Annual Report. For a free copy of the Fund's most recent annual report and semi-annual report, if any, call 1-800-544-3455 or write to Fidelity Distributors Corporation at 100 Salem Street, Smithfield, Rhode Island 02917. In addition, you may visit Fidelity's website at www.fidelity.com for a free copy of a prospectus, statement of additional information, annual or semi-annual report, or to request other information.

NOTICE TO BANKS, BROKER-DEALERS
AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which the Information Statement is being mailed and, if so, the number of copies of the Information Statement and Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.

The third-party marks appearing above are the marks of their respective owners.

Strategic Advisers is a registered service mark of FMR LLC. © 2012 FMR LLC. All rights reserved.

1.948370.100 SAE-PIS-1012

IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF INFORMATION STATEMENT.

The Information Statement is available at www.proxyvote.com/proxy.

STRATEGIC ADVISERS® EMERGING MARKETS FUND OF FUNDS

A SERIES OF
FIDELITY RUTLAND SQUARE TRUST II
82 DEVONSHIRE STREET
BOSTON, MASSACHUSETTS 02109
1-800-835-5095

INFORMATION STATEMENT

This Information Statement is being furnished by the Board of Trustees (the Board or Trustees) of Fidelity Rutland Square Trust II (the Trust) to the shareholders of Strategic Advisers® Emerging Markets Fund of Funds (the Fund), a series of the Trust. This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission (SEC) which permits the Trust's investment adviser, Strategic Advisers, Inc. (Strategic Advisers), to hire new, unaffiliated sub-advisers with the approval of the Trustees but without obtaining shareholder approval. The information contained in this Information Statement relates to the Trustees' approval on September 6, 2012 of a new sub-adviser under a sub-advisory agreement (the Agreement) among Strategic Advisers, Acadian Asset Management LLC (Acadian), and the Trust, on behalf of the Fund.

The purpose of this Information Statement is to provide an overview of the Trustees' decision to appoint an additional sub-adviser to the Fund and to discuss the terms of the Agreement.

This Information Statement is being mailed on or about November 5, 2012 to shareholders of record as of October 15, 2012. This Information Statement is intended to inform you that a new sub-adviser has been appointed to your Fund. No action is required of you. We are not asking you for a proxy and you are requested not to send us a proxy.

INTRODUCTION

Strategic Advisers is the Fund's investment adviser. Pursuant to the terms of an exemptive order granted to Strategic Advisers on November 28, 2006 (SEC Order), Strategic Advisers may employ a so-called "manager of managers" arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940 (the 1940 Act) generally requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to a fund. The SEC Order exempts Strategic Advisers and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows the Trustees, subject to certain conditions, to appoint new unaffiliated sub-advisers and approve their respective sub-advisory agreements on behalf of the Fund without a shareholder vote.

Consistent with the SEC Order, the Trustees, including a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such party (the Independent Trustees), appointed Acadian as an additional sub-adviser to the Fund and approved the Agreement with Acadian on September 6, 2012. At this time, Strategic Advisers intends to continue to employ a fund of funds investment structure for the Fund. As a result, Strategic Advisers has not allocated assets of the Fund to Acadian, but may do so in the future. As discussed later in this Information Statement, the Board carefully considered the matter and concluded that the appointment of Acadian under the terms of the Agreement was in the best interests of the Fund and its shareholders.

As a condition to relying on the SEC Order, Strategic Advisers and the Trust are required to furnish shareholders of the Fund with notification of the appointment of a new unaffiliated sub-adviser within ninety days from the date that the sub-adviser is hired. This Information Statement serves to provide such notice and give details of the new arrangement.

MANAGEMENT CONTRACT OF THE FUND

Strategic Advisers, located at 82 Devonshire Street, Boston, Massachusetts 02109, is the Fund's investment adviser. Strategic Advisers directs the investments of the Fund in accordance with its investment objective, polices and limitations pursuant to a management contract dated March 1, 2012, which was approved on that date by the sole initial shareholder of the Fund and by the Board, including a majority of the Independent Trustees.

Strategic Advisers or its affiliates, subject to the supervision of the Board, provides the management and administrative services necessary for the operation of the Fund. These services include, among others, supervising relations with, and monitoring the performance of, any sub-advisers; preparing all general shareholder communications, including shareholder reports; maintaining the Fund's records; maintaining the registration and qualification of the Fund's shares under federal and state law; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. In addition, Strategic Advisers or its affiliates also compensate all officers of the Fund and all personnel of the Fund or Strategic Advisers performing services relating to research, statistical and investment activities.

It is understood that the Fund will pay all its expenses other than those expressly stated to be payable by Strategic Advisers hereunder, which expenses payable by the Fund shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or Strategic Advisers; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Fund's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Fund; (viii) all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor; (ix) its proportionate share of insurance premiums; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund's Trustees and officers with respect thereto.

The Fund pays a monthly management fee to Strategic Advisers (the Management Fee). The Management Fee is calculated by adding Strategic Advisers' annual Management Fee rate of 0.30% of the average daily net assets of the Fund throughout the month and the total fees, payable monthly, to the Fund's sub-advisers based upon each sub-adviser's respective allocated portion of the Fund's assets, if any. Because the Fund's Management Fee may fluctuate, the Fund's effective Management Fee may be higher or lower in the future based on factors such as the portion of fund assets managed by sub-advisers and the sub-advisory fee rates of the sub-advisers that may manage the Fund in the future. Strategic Advisers has contractually agreed that the fund's maximum aggregate annual management fee will not exceed 1.25% of the fund's average daily net assets. Strategic Advisers has also contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.30% of the fund's average daily net assets. In addition, Strategic Advisers has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), exceed 0.10% of its average net assets. These waiver and reimbursement arrangements will remain in effect through April 30, 2013. Strategic Advisers may not discontinue or modify these arrangements without the approval of the Board of Trustees. The addition of Acadian as a sub-adviser will not result in a change to the maximum aggregate annual management fee payable by shareholders.

In addition to Acadian, Pyramis Global Advisors, LLC (Pyramis) serves as a sub-adviser to the Fund. Pyramis is an affiliate of Strategic Advisers and has not been allocated assets of the Fund as of the date of this Information Statement.

The following table shows management fees paid to Strategic Advisers during the period from May 2, 2012 (the fund's commencement of operations) to August 31, 2012 for the Fund.

Management Fees Paid to Strategic AdvisersA	Management Fees Paid to Strategic Advisers as a % of Average Net Assets of the FundA
$ 0	0.00%

A After waiver reducing management fees of $7,509.

As of the date of this Information Statement, the Fund has not paid any fees to Pyramis.

SUMMARY OF AGREEMENT WITH ACADIAN

On September 6, 2012, pursuant to the SEC Order, the Board of Trustees approved the Agreement with Acadian on behalf of the Fund. Strategic Advisers, on behalf of the Fund, has entered into the Agreement with Acadian dated September 6, 2012. Pursuant to the Agreement, Acadian will have day-to-day responsibility for choosing investments for the portion of assets of the Fund that may be allocated to it in the future by Strategic Advisers and for voting proxies for the Fund with respect to those investments.

Pursuant to the Agreement, if Acadian is allocated a portion of the Fund's assets to manage, Acadian will provide a program of continuous investment management for that portion of the Fund's assets in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information filed with the SEC on Form N-1A, as amended and supplemented from time to time (the Registration Statement), and such other limitations as the Trust, the Fund, the Board, or Strategic Advisers may impose with respect to the Fund. Acadian will vote the Fund's proxies in accordance with Acadian's proxy voting policies as approved by the Board. If Acadian is allocated a portion of the Fund's assets to manage, Strategic Advisers will grant Acadian authority to invest and reinvest the assets of the Fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use. Upon allocation of assets to Acadian, Strategic Advisers will pay Acadian a monthly asset-based fee out of its Management Fee.

The Agreement with Acadian may be terminated on sixty days' written notice to Acadian: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the Fund or (ii) by Strategic Advisers. The Agreement with Acadian is terminable, without penalty, by Acadian upon ninety days' written notice to Strategic Advisers and the Trust. In addition, the Agreement with Acadian will terminate in the event of the termination of the Advisory Agreement with respect to the Fund. The Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

Upon allocation of assets to Acadian, Strategic Advisers will pay all of Acadian's sub-advisory fees under the Agreement. The maximum aggregate annual management fee payable by shareholders of the Fund will not be affected by the Agreement.

INFORMATION ABOUT ACADIAN

Acadian is a subsidiary of Old Mutual Asset Managers (US) LLC (OMAM), which is an indirectly wholly-owned subsidiary of Old Mutual plc, a London-based financial services firm. OMAM owns 100% of the Class A (voting) interest of Acadian.

Investment Process

Portfolio management and investment research at Acadian is a cooperative effort that combines the day-to-day oversight of portfolios with longer-term research and analysis. Acadian uses a disciplined, quantitative decision-making process, which is driven by multi-factor models, to evaluate the stocks in its database and produce all portfolios. As a result, Acadian's investment process is essentially model-driven. Portfolio managers, as well as the research specialists, continually work to refine and enhance the multi-factor valuation models by using objective analysis of factor efficacy.

Portfolio Manager(s)

John Chisholm - CFA, serves as a portfolio manager for Acadian's emerging markets strategy. Mr. Chisholm joined Acadian in July 1987 and presently serves as Executive Vice President and Chief Investment Officer and oversees Acadian's investment process and investment team.

Directors and Executive Officers

The following are directors and/or executive officers of Acadian. The address of each is 260 Franklin Street, Boston, MA 02110.

DIRECTORS AND EXECUTIVE OFFICERS
Name	Position
Laurent De Greef	Member of Board of Managers
John Chisholm	Executive Vice President, Chief Investment Officer, Member of Board of Managers
Churchill Franklin	Executive Vice President, Chief Operating Officer, Member of Board of Managers
Ronald Frashure	Chief Executive Officer, President, Chairman, Member of Board of Managers
Mark Minichiello	Senior Vice President, Chief Financial Officer, Treasurer, Secretary, Member of Board of Managers
Brendan Bradley	Senior Vice President, Director, Managed Volatility Strategies, Member of Board of Managers
Ross Dowd	Senior Vice President, Head of Client Service, Member of Board of Managers
Hunter Smith	Senior Vice President, Chief Technology Officer, Member of Board of Managers
Linda Gibson (OMAM)	Member of Board of Managers
Matthew Berger (OMAM)	Member of Board of Managers
Christopher Hadley (OMAM)	Member of Board of Managers
Aidan Riordan (OMAM)	Member of Board of Managers
Stephen Belgrad (OMAM)	Member of Board of Managers
CONTROL PERSONS
Name	Relationship
OMAM	Owns 100% of Class A (voting) interest of Acadian
OMAM	Owns 71% of Class B (financial participation in the profitability of the firm) interest of Acadian
Acadian Key Employee Limited Partnership	Owns 29% of Class B (financial participation in the profitability of the firm) interest of Acadian

No officer or Trustee of the Fund is an officer, employee, director, or shareholder of Acadian.

Other Funds

Acadian currently serves as investment adviser for the following funds that have an investment objective similar to that of Strategic Advisers Emerging Markets Fund of Funds:

Advised/ Subadvised Registered Investment Companies	Net Assets as of September 30, 2012	Rate of compensation	Fee Waiver/Reduction
Acadian Emerging Markets Portfolio (AEMGX)	$ 830.9 million	1%	No

MATTERS CONSIDERED BY THE BOARD
IN APPROVING THE AGREEMENT WITH ACADIAN

On September 6, 2012, the Board, including the Independent Trustees, voted at an in-person meeting to approve the Agreement with Acadian for the Fund.

The Board, assisted by the advice of Fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Agreement.

In considering whether to approve the Agreement, the Board reached a determination, with the assistance of Fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Agreement is in the best interests of the Fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the Fund may invest. The Board's decision to approve the Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within Acadian, including the backgrounds of its investment personnel, and also took into consideration the Fund's investment objective, strategies and related investment philosophy. The Board also considered the structure of Acadian's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Acadian's investment staff, its use of technology, and Acadian's approach to recruiting, managing and compensating investment personnel. The Board noted that Acadian's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered Acadian's trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by Acadian under the Agreement and (ii) the resources to be devoted to the Fund's compliance policies and procedures.

Investment Performance. The Board also considered the historical investment performance of Acadian and the portfolio manager in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the Fund under the Agreement should benefit the Fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Agreement, the Board considered the amount and nature of fees to be paid by the Fund to the Fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to Acadian and the Fund's projected total operating expenses. The Board also considered Strategic Advisers' contractual agreement to waive its 0.30% portion of the Fund's management fee through April 30, 2013 and noted that the Fund's maximum aggregate annual management fee rate may not exceed 1.25%. The Board also considered that Strategic Advisers has contractually agreed to reimburse the Fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, sub-advisory fees and acquired fund fees and expenses, if any) exceed 0.10% of the Fund's average net assets through April 30, 2013. The Board noted that the Agreement will not result in a change to the maximum aggregate annual management fee payable by the Fund. The Board also noted that there would be no changes to the Fund's total management fee rate and total expenses of the Fund because Strategic Advisers does not intend to allocate assets of the Fund to Acadian at this time.

Based on its review, the Board concluded that the Fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the Fund and its shareholders will receive and the other factors considered.

Because the Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the Fund, the Board did not consider the Fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the Agreement.

Potential Fall-Out Benefits. The Board considered that the Fund is new and therefore the Board was unable to consider any direct or indirect benefits to Strategic Advisers and its affiliates from its relationship with the Fund and that it will consider such information after the Fund has been in operation for at least one calendar year. With respect to Acadian, the Board considered management's representation that it does not anticipate that the hiring of Acadian will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that the Fund is new and therefore the Board is unable to make a determination on economies of scale until the Fund has increased its assets. The Board noted that the Agreement provides for breakpoints as the Fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Agreement should be approved because the Agreement is in the best interests of the Fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the Fund may invest. In addition, the Board concluded that the approval of the Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

MANAGEMENT INFORMATION ABOUT STRATEGIC ADVISERS

The principal business address of Strategic Advisers, the Fund's investment adviser, is 82 Devonshire Street, Boston, Massachusetts, 02109.

The principal business address of Fidelity Distributors Corporation, the Fund's principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island 02917.

BROKERAGE INFORMATION

Strategic Advisers and Pyramis may place trades with certain brokers, including National Financial Services LLC (NFS), with whom each is under common control. An unaffiliated sub-adviser may also place trades with NFS and brokers with whom a sub-adviser to the Fund is under common control. Since May 2, 2012 (the Fund's commencement of operation) the Fund paid no commissions to any broker or dealer affiliated with the Fund through August 31, 2012.

OTHER INFORMATION

Outstanding Shares and Ownership of Shares. There were 818,251 shares of the Fund issued and outstanding as of July 31, 2012.

As of July 31, 2012, the Trustees and Officers of the Trust owned, in the aggregate, less than 1% of the Fund's outstanding shares.

To the knowledge of the Trust, substantial (5% or more) record and/or beneficial ownership of the Fund on July 31, 2012, was as follows:

Fund Name:	Owner Name	City	State	Ownership %
Strategic Advisers Emerging Markets Fund of Funds	FIMM LCC	Boston	MA	97.77%

Shareholder Proposals. The Trust does not hold regularly scheduled meetings of shareholders of the Fund. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written proposals to the Secretary of the Fund, attention "Fund Shareholder Meetings," 82 Devonshire Street, Mailzone V10A, Boston, Massachusetts 02109.

Annual Report. An annual report for the Fund will be available once the Fund has completed its first annual period. Call 1-800-835-5095 or visit Fidelity's website at www.fidelity.com for a free copy of a prospectus, statement of additional information, annual or semi-annual report, when available, or to request other information.

NOTICE TO BANKS, BROKER-DEALERS
AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which the Information Statement is being mailed and, if so, the number of copies of the Information Statement and Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.

The third-party marks appearing above are the marks of their respective owners.

Strategic Advisers is a registered service mark of FMR LLC. © 2012 FMR LLC. All rights reserved.

1.948372.100 RMF-PIS-1012

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